                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 29, 2000



                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         MARYLAND                     1-14162                 94-3211970
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)



           400 El Camino Real, Suite 1100, San Mateo, California 94402 (Address of Principal Executive Offices, Including Zip Code)


                                 (650) 343-9300
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On December 29, 2000, Glenborough Realty Trust Incorporated ("Glenborough") completed a disposition of assets pursuant to the terms of (i) a Purchase Agreement dated September 25, 2000, as amended by certain amendments listed as Exhibits 2.1.1 through 2.1.5 in the Schedule of Exhibits in Item 7(c), below (the "Purchase Agreement"), between Glenborough and Bush Gardens, LLC, a Nevada limited liability company ("Buyer"), (ii) a Stock Repurchase Agreement dated September 25, 2000 ("Stock Repurchase Agreement") between Buyer and Glenborough and (iii) a Guaranty Agreement dated September 25, 2000 ("Guaranty Agreement") between Buyer and Glenborough in which Glenborough guaranteed the contractual obligations of various subsidiaries to deliver closing documents and to pay off certain liens (together with the Purchase Agreement and the Stock Repurchase Agreement, the "Agreements"). Under the Agreements, Buyer acquired from Glenborough and its affiliates certain multifamily properties for an aggregate price of $399,093,516. In addition, Glenborough purchased from Buyer 2,013,700 shares of Glenborough's common stock, $0.001 par value per share, at a price per share of $18.50 plus $0.4109 per share being a pro rata portion of the per share amount of any dividend on or distribution payable on the shares of common stock of Glenborough during the fiscal quarter ended December 31, 2000.

     The assets disposed of by Glenborough and its affiliates consisted of a residential apartment portfolio comprised of 9,253 units, with the majority of the units located in Texas and other southern states. The Texas component is composed of 17 communities with 5,422 units. The North Carolina, Georgia and Tennessee components are composed of 13 communities with 2,399 units. The balance of the apartment portfolio is composed of 6 communities with 1,432 units located in Indiana, Arizona and Nevada.

     The total value of consideration received for the sale of assets and the total consideration paid for the repurchase of Glenborough's common stock was determined based on arm's length negotiations between Glenborough and Buyer, which took into account historical and projected rental income, appropriate capitalization rates for similar properties, market comparables, prevailing market conditions in the area and extensive due diligence studies by Buyer including review of financial operations and physical inspection.

     Additional details regarding the terms of the transaction and the effect on Glenborough can be found in certain documents listed in the Schedule of Exhibits in Item 7(c), below, namely: (i) Glenborough's September 27, 2000 press release (Exhibit 99.1), (ii) Pro Forma Financial Information (Exhibit 99.2) and (iii) certain Agreements (Exhibits 2.1, 2.1.1 through 2.1.5, 2.2, and 2.3).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)     Pro Forma Financial Information

        Registrant has attached hereto as Exhibit 99.3 the required financial information for filing with the Securities & Exchange Commission.

(c)     Exhibits

2.1     Purchase Agreement dated September 25, 2000*+
2.1.1   First Amendment to Purchase Agreement dated November 10, 2000
2.1.2   Second Amendment to Purchase Agreement dated November 30, 2000
2.1.3   Third Amendment to Purchase Agreement dated December 12, 2000
2.1.4   Fourth Amendment to Purchase Agreement dated December 20, 2000
2.1.5   Fifth Amendment to Purchase Agreement dated December 22, 2000
2.2     Guaranty Agreement dated as of September 25, 2000+
2.3     Stock Repurchase Agreement dated September 25, 2000+
99.1    Press Release dated September 27, 2000+
99.2    Pro Forma Financial Information

* Glenborough agrees to furnish supplementally to the Securities & Exchange Commission a copy of omitted schedules upon request.

+ Previously filed as an Exhibit with the same number as part of Glenborough's Form 8-K filed with the Securities & Exchange Commission on October 11, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 16, 2001

                                      GLENBOROUGH REALTY TRUST INCORPORATED

                                      By:    /s/ Stephen R. Saul
                                          -----------------------------------
                                          Stephen R. Saul
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT DESCRIPTION
------- ------------
2.1     Purchase Agreement dated September 25, 2000*+
2.1.1   First Amendment to Purchase Agreement dated November 10, 2000
2.1.2   Second Amendment to Purchase Agreement dated November 30, 2000
2.1.3   Third Amendment to Purchase Agreement dated December 12, 2000
2.1.4   Fourth Amendment to Purchase Agreement dated December 20, 2000
2.1.5   Fifth Amendment to Purchase Agreement dated December 22, 2000
2.2     Guaranty Agreement dated as of September 25, 2000+
2.3     Stock Repurchase Agreement dated September 25, 2000+
99.1    Press Release dated September 27, 2000+
99.2    Pro Forma Financial Information

* Glenborough agrees to furnish supplementally to the Securities & Exchange Commission a copy of omitted schedules upon request.

+ Previously filed as an Exhibit with the same number as part of Glenborough's Form 8-K filed with the Securities & Exchange Commission on October 11, 2000.